Exhibit 99.1

ucbi.com | 1 INVESTOR PRESENTATION Update – March 1, 2016

ucbi.com | 2 ucbi.com | 2 Disclosures operating efficiency ratio, operating dividend payout ratio, core fee revenue, core operating expense, core earnings, tangible common equity to tangible assets, tangible equity to tangible assets and tangible common equity to risk - weighted assets . The most comparable GAAP measures to these measures are : net income, net income available to common shareholders, diluted income per common share, ROE, ROA, efficiency ratio, dividend payout ratio, fee revenue, operating expense, net income, and equity to assets . Management uses these non - GAAP financial measures because we believe they are useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance . Management believes these non - GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial results and credit trends, as well as for comparison to financial results for prior periods . These non - GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies . For a reconciliation of the differences between our non - GAAP financial measures and the most comparable GAAP measures, please refer to the ‘Non - GAAP Reconcilement Tables’ included in the exhibits to this presentation . CAUTIONARY STATEMENT This investor presentation may contain forward - looking statements, as defined by federal securities laws, including statements about United’s financial outlook and business environment . These statements are based on current expectations and are provided to assist in the understanding of future financial performance . Such performance involves risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements . For a discussion of some of the risks and other factors that may cause such forward - looking statements to differ materially from actual results, please refer to United Community Banks, Inc . ’s filings with the Securities and Exchange Commission, including its 2015 Annual Report on Form 10 - K and its most recent quarterly report on Form 10 - Q under the sections entitled “Forward - Looking Statements . ” Forward - looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward - looking statements . NON - GAAP MEASURES This presentation also contains financial measures determined by methods other than in accordance with generally accepted accounting principles (“GAAP”) . Such non - GAAP financial measures may include : operating net income, operating net income available to common shareholders, operating diluted income per common share, operating ROE, operating ROA,

ucbi.com | 3 • Head quartered in Blairsville, GA • Regional Headquarters in Greenville, SC • Four state regional community bank: GA, NC, SC and TN • One of the largest community banks in the Southeast • Established in 1950 • 134 locations • 1,941 employees Market Data Ticker UCBI Price (as of 2/ 25 /16) $17.42 Market Cap $1.2B P/E (2016e) 12.3x P/TBV 145% Avg. Daily Vol. (LTM) 348,098 Institutional Ownership 87.9% Quarterly Dividend $.07 Fourth Quarter 2015 Assets $9.6B Loans $6.0B Deposits $7.9B EPS $.33 Total RBC 12.5% CET1 11.5% NPAs/Assets .29% Operating ROA .99% ROTCE 10.87% ucbi.com | 3 Snapshot of United Community Banks, Inc.

ucbi.com | 4 United Foundation – The Bank that SERVICE Built ucbi.com | 4

ucbi.com | 5 Operating Highlights & Trends (1) ucbi.com | 5 $14.6 $15.1 $17.2 $18.4 $20.8 $14 $16 $18 $20 $22 4Q14 1Q15 2Q15 3Q15 4Q15 Core Fee Revenue in millions 9.74% 9.46% 10.20% 10.29% 10.87% 9.00% 9.50% 10.00% 10.50% 11.00% 4Q14 1Q15 2Q15 3Q15 4Q15 Return on Tangible Common Equity $58.3 $57.6 $61.3 $65.7 $74.0 $55 $60 $65 $70 $75 4Q14 1Q15 2Q15 3Q15 4Q15 Net Interest Revenue in millions $0.30 $0.29 $0.32 $0.33 $0.33 $0.26 $0.28 $0.30 $0.32 $0.34 4Q14 1Q15 2Q15 3Q15 4Q15 Earnings Per Share 0.96% 0.94% 1.00% 1.00% 0.99% 0.92% 0.94% 0.96% 0.98% 1.00% 4Q14 1Q15 2Q15 3Q15 4Q15 Return on Assets 3.31% 3.31% 3.30% 3.26% 3.34% 3.20% 3.25% 3.30% 3.35% 3.40% 4Q14 1Q15 2Q15 3Q15 4Q15 Net Interest Margin 1.53% 1.46% 1.36% 1.15% 1.14% 1.42% 1.37% 1.35% 1.10% 1.20% 1.30% 1.40% 1.50% 4Q14 1Q15 2Q15 3Q15 4Q15 Allowance as % of Total Loans Total Loans excl. Merger 0.26% 0.26% 0.26% 0.29% 0.29% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 4Q14 1Q15 2Q15 3Q15 4Q15 Non - Performing Assets as % Total Assets 0.22% 0.22% 0.08% 0.10% 0.09% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 4Q14 1Q15 2Q15 3Q15 4Q15 Net Charge - Offs as % of Average Loans EARNINGS (1) PROFITABILITY (1) ASSET QUALITY (1) See non - GAAP reconciliation table slides at the end of the exhibits for a reconciliation of core disclosures to GAAP disclosures

ucbi.com | 6 United Community Banks, Inc. ucbi.com | 6 Who We Are Protecting High - Quality Balance Sheet ► Underwriting conservatism and portfolio diversification ► Top quartile credit quality performance ► Prudent capital, liquidity and interest - rate risk management ► Focused on improving return to shareholders with increasing return on tangible common equity and dividend growth Increasing Profitability ► Announced operating ROA target of 1.10% by Q416, up from current 1.00% level ► Managing a steady margin with minimal accretion income ► Fee revenue expansion through focused growth initiatives ► Continued operating expense discipline while investing in growth opportunities ► Executing on M&A cost savings ► High - quality, low - cost core deposit base Generating Growth ► Entered into and continue to target new markets with team lift - outs (Charleston, Greenville, Atlanta) ► Continuous emphasis on and enhancement of Mortgage product offerings to drive loan and revenue growth ► Addition of Specialized Lending platforms (income - property lending, asset - based lending, SBA lending, builder finance) and actively pursuing additional platforms ► Acquisitions that fit our footprint and culture and deliver desired financial returns

ucbi.com | 7 Who We Are: Protecting High - Quality Balance Sheet ucbi.com | 7 Loan Portfolio Transformation and Diversification 7% 9% 12% 16% 26% 27% 3% Portfolio as of 12/31/2008 Commercial (C&l) Commercial Construction CRE Income Producing CRE Owner-Occupied Residential Construction Residential Mortgage Installment 15% 5% 13% 24% 6% 28% 9% Portfolio as of 12/31/2015 Commercial (C&I) Commercial Construction CRE Income Producing CRE Owner-Occupied Residential Construction Residential Mortgage Installment ► Specialized Lending, which began in 2013, had loans totaling $492 million at December 31, 2015 (8% of the loan portfolio).

ucbi.com | 8 Note: Peer comparison banks comprise the KBW Regional Bank Index (ticker: KRX) Source: SNL Financial LC Who We Are: Protecting High - Quality Balance Sheet Excellent Credit Performance and Management ucbi.com | 8 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% CBSH BOH SBNY PB UMPQ SIVB CBU UCBI UMBF COLB BRKL PVTB VLY BPFH CVBF NPBC FMER PNFP FFIN WABC FFBC BOKF FNB WTFC STBA FNFG FMBI ISBC WBS PFS CATY CHCO PACW WAFD ASB FCF BXS SNV FULT FHN HBHC GBCI MBFI TCBI TRMK UBSI TCB PRK 4Q15 NPA Ratio Median ► Eight of the top twelve credit leaders recruited post - crisis ► Centralization of special assets ► Centralization of consumer loan underwriting and approval ► Changed commercial approval process, including a Senior Credit Committee for visibility and culture building ► Instituted highly - disciplined concentration management process ► Dedicated credit officers for all specialty businesses and community markets

ucbi.com | 9 Who We Are: Protecting High - Quality Balance Sheet ucbi.com | 9 Prudent Capital Management Holding Company Target 4Q15 3Q15 2Q15 1Q15 4Q14 Tier I Risk - Based Capital 11 – 12% 11.5% 11.4% 11.9% 11.5% 12.1% Total Risk - Based Capital 12 – 13 12.5 12.5 13.1 12.8 13.3 Leverage 8.5 – 9.5 8.3 9.1 9.1 8.7 8.7 Tier I Common Risk - Based Capital 10 – 11 11.5 11.4 11.9 11.5 11.1 Tangible Common Equity to Risk - Weighted Assets 12.8 13.1 13.2 13.5 13.8 Tangible Equity to Assets 9.4 9.9 9.9 9.8 9.7 ► All regulatory capital ratios above “well - capitalized” ► Declared quarterly shareholder dividend of 7 cents per share payable April 1, 2016 to shareholders of record on March 15, 2016 ► Palmetto acquisition lowered all ratios (as expected) in 3Q15 and lowered Leverage ratio further in 4Q15 (full quarter impact of average assets) ► Continued strong core earnings (with DTA recovery) driving regulatory capital growth

ucbi.com | 10 ucbi.com | 10 Return on Assets (bps) Ongoing 99 +5 +2 +2 +2 110 90 95 100 105 110 4Q15 Actual Palmetto Cost Savings Fee Revenue Initiatives Loan Growth Operating Efficiency Initiatives Target Path to 1.10% Operating ROA by Q416 Who We Are: Increasing Profitability

ucbi.com | 11 Who We Are: Increasing Profitability ucbi.com | 11 Driving Fee Revenue through Core Banking Infrastructure 33.1 36.8 6.8 9.8 4.8 5.0 7.5 13.6 2.6 6.3 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2014 2015 Core Fee Revenue in millions Service Charges Other Brokerage Mortgage SBA $54.8 $71.5 $2.6 $6.3 $0 $2 $4 $6 $8 2014 2015 SBA Fees (Gains ) and Production (1) in millions $7.5 $13.6 $0 $3 $6 $9 $12 $15 $18 2014 2015 Mortgage Fees and Production (1) in millions $276 $494 $- $100 $200 $300 $400 $500 $600 (1) 2015 includes Palmetto and FNB production from respective acquisition dates; see non - GAAP reconciliation tables at the end of exhibits $50 $89 $- $20 $40 $60 $80 $100 SBA ► 2015 Sales $70.7 million ► 2014 Sales $20.0 million ► Target market: small businesses with revenue between $ 1 million & $ 25 million ► 2 Channels • Footprint • National Verticals Mortgage ► Growth Strategy • Building on proven strengths in legacy markets of capturing business from a large percentage of United customers • Increase sales capacity in metro area growth markets • Compete favorably on product and service with banks and non - banks of all sizes

ucbi.com | 12 Who We Are: Increasing Profitability ucbi.com | 12 Operating Expense Discipline ► Efficiency improvements are attributable to various expense reduction initiatives while maintaining high business growth ► Declining trend sustained with substantial investments in growth and infrastructure 65.43% 63.14% 58.26% 58.51% 57.00% 50.00% 55.00% 60.00% 65.00% 70.00% 2012 2013 2014 2015 Target Operating Efficiency Ratio (1) S ee non - GAAP reconciliation tables at the end of exhibits

ucbi.com | 13 Note: Peer comparison banks comprise the KBW Regional Bank Index (ticker: KRX) Source: SNL Financial LC Who We Are: Increasing Profitability High - Quality, Low - Cost Core Deposit Base ucbi.com | 13 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% CATY ISBC WAFD BRKL SBNY VLY PACW CHCO PVTB FFBC IBKC UBSI SNV FULT EWBC WTFC BPFH TCB NPBC WBS FNB STBA GBCI PFS PRK BXS FNFG PB PNFP BOKF FMER FCF HBHC UMPQ MBFI ASB ONB TCBI TRMK FHN CBSH FMBI UCBI CBU UMBF CVBF FFIN BOH WABC COLB SIVB Cost of Deposits Median ► Core deposits (excludes non - Jumbo CDs / Brokered) comprise 90% of our total deposits ► Our total cost of deposits is 12 basis points, which compares favorably to peers with a median of 23 basis points

ucbi.com | 14 Who We Are: Generating Growth ucbi.com | 14 Steady Loan Growth $4.18 $4.33 $4.52 $4.96 $1.04 $3.00 $4.00 $5.00 $6.00 2012 2013 2014 2015 Total Loans in billions Organic Acquired Healthcare $6.00 $0.16 $4.68 10% Growth

ucbi.com | 15 Mergers & Acquisitions Strategy • M&A accelerates our growth strategy in new and existing markets and can be accomplished more efficiently than with a de novo plan; we seek to pair M&A with organic growth opportunities, including adding teams of local bankers to quickly increase growth. • We are interested in pursuing transactions in our target markets including: – Coastal South Carolina – Charleston, Myrtle Beach, Hilton Head; – East Tennessee – Knoxville to Chattanooga and Cleveland; – Atlanta – Northern region; and – North Carolina – Western (Asheville area) to Eastern (Raleigh/Cary area). • While larger transformational deals are not out of the question, we have decided to focus on roll - up targets, as we believe there are more actionable opportunities with a shorter time to complete and less risk. • We carefully evaluate and price potential acquisitions with specific financial return targets in mind, including: – Year one EPS accretion, not including transaction expenses; – TBV dilution threshold in the low single digits and earnback within three years; and – IRR of 20%+. ucbi.com | 15 Who We Are: Generating Growth

Who We Are:
Generating Growth

United COMMUNITY BANKS, INC.

Acquisitions that fit our footprint and our culture and that deliver desired financial returns

MoneyTree Corp./FNB


Knoxville
Harriman
Rockwood
Kingston
Farragut
Seymour
Midway
Lenoir City
Wildwood
Maryville
Watertown
Spring City
Ten Mile
Sweetwater
Vonore
Madisonville
Decatur
Dayton
Athens
Riceville
Birchwood
Etowah
Cheoah
Hopewell
Cleveland
Andrews
UCBI
MoneyTree

- Closed on May 1 with successful operational conversion on July 18-19; <u>business has remained stable</u>
- Added a $425 million, 107 year old community bank
- Doubled UCBI's East TN presence in key markets – Knoxville, Lenoir City and Cleveland
- Consolidated six branches – three UCBI and three MoneyTree / FNB branches and now have 12 branches
- Executed on cost savings, which exceeded original estimates due mainly to branch overlap and back office redundancies
- Expect EPS accretion of 3% in 2016 and 2017
- TBV dilution of <1% and breakeven in < 3 years

The Palmetto Bank


Cookeville
Murfreesboro
Greensboro
Statesville
Asheville
Hickory
Charlotte
Chattanooga
Dalton
Greenville
Spartanburg
Rock Hill
Anderson
Gainesville
Rome
Greenwood
Columbia
Marietta
Athens
Atlanta
Augusta
Macon
Columbus
Montgomery
Savannah
Charleston
UCBI
Palmetto

- Closed on September 1 with successful operational conversion on February 21-22
- Added a $1.2 billion,109 year old community bank with 25 branches covering Upstate SC
- United had previously established a regional headquarters in Greenville, including several members of Executive Management; however, only one existing branch
- Retained Senior Management positions in Banking, Mortgage, Finance and Ops/IT for business continuity and to lead growth
- Targeted cost savings will be fully realized in Q2 2016
- Double-digit EPS accretion in 2017 with TBV earnback < 5 years and IRR > 20%

ucbi.com | 16

ucbi.com | 17 United Community Banks, Inc. ucbi.com | 17 $10 Billion and Beyond Primary Regulatory Implications ► Durbin Amendment under the Dodd - Frank Act (“DFA”) (debit card interchange revenue) – EPS impact of $.02 per quarter ► FDIC insurance premiums ► Stress testing ► Oversight by Consumer Financial Protection Bureau (CFPB) Effective Dates ► Measurement date of Durbin Amendment is a snapshot of total assets as of every December 31 ► Other DFA requirements triggered after maintaining $10 billion+ in assets for four consecutive quarters Plan to Offset Projected Financial Impact ► Company - wide project led by Chief Strategy Officer • Comprehensive approach covering all areas of the Company • Project management discipline and methodology ► Currently identifying both operating revenue and expense reduction opportunities ► M&A will also be a factor • One larger or several smaller acquisitions could be accomplished in the available timeframe ► Capital management levers also available Summary ► Planning based upon assumption that we will exceed $10 billion as of December 31, 2016 • Absent M&A, may exceed in early 2017 (have the ability to reduce securities and wholesale funding) ► Earliest financial impact begins July 1, 2017 ► We have time to prepare based on current asset projections and DFA effective dates ► We are proactively working to increase revenues and decrease expenses to offset the projected impact, using a disciplined approach and defined project plan ► We have a proven track record of executing on initiatives to improve efficiency and financial results 12/31/2015 < $10 billion Assets 12/31/2016 Anticipated > $10 billion Assets 9/30/2017 If triggered in 2016, Q3 2017 will be first full quarter of decreased interchange income

ucbi.com | 18 Building for a Future United ucbi.com | 18 ► Business model and culture that attracts both bankers and customers ► Strong performance results with solid credit metrics and strong risk management processes ► Culture of ongoing goal setting and goal achievement ► Consistent growth in key drivers of value – ROA, ROE, tangible book and dividends ► Growing fee revenue businesses ► Strong capital base, conservative interest rate risk position and top quartile deposit funding ► Continuing organic and M&A growth expectations Investment Thesis

ucbi.com | 19 ucbi.com | 19 EXHIBITS FOURTH QUARTER 2015

ucbi.com | 20 (1) Presented on an operating basis which is a non - GAAP performance measure. For a reconciliation of the differences between our non - GAAP financial measures and the most comparable GAAP measures, please refer to the ‘ Non - GAAP Reconcilement Tables’ at the end of these exhibits. (2) Reflects the acquisition of First National Bank, which closed on May 1 , 2015 (3) Reflects the acquisition of Palmetto, which closed on September 1 , 2015 ucbi.com | 20 Financial Highlights

Fourth Quarter 2015 Highlights

		4Q15	3Q15	4Q14
Net Income ($ in millions)	Operating[(1)]	$ 23.8	$ 21.7	$ 18.2
	GAAP	18.2	17.9	18.2
EPS	Operating[(1)]	.33	.33	.30
	GAAP	.25	.27	.30
ROA	Operating[(1)]	.99%	1.00%	.96%
	GAAP	.76	.82	.96
ROTCE	Operating[(1)]	10.87	10.29	9.74
ROCE	GAAP	7.02	7.85	9.60

Improving Quarterly Results

Net Interest Revenue

- $74.0 Million – Loan Growth and Margin Yields Positive Net Interest Revenue Results
  - Increased $8.3 million (Palmetto - $7.0 million) from 3Q15 and $15.7 million from 4Q14
  - Average loans totaled $6.0 billion in 4Q15 up $518 million (9.5%) from 3Q15 and $1.6 billion (29.3%) from 4Q14
  - Margin increased to 3.34% vs. 3.26% in 3Q15 and 3.31% in 4Q14
    - Loan yield of 4.22%, up 6 bps from 3Q15; taxable securities yield of 2.29%, up 16 bps from 3Q15
    - Lower funding costs – down 2 bps from 3Q15 and down 11 bps from 4Q14

Core Fee Revenue

- $20.8 Million – Growing Fee Revenue
  - Increased $2.3 million (Palmetto - $2.1 million) from 3Q15 and $6.2 million from 4Q14
  - Interchange fees of $5.4 million vs. $4.4 million in 3Q15 and $4.0 million in 4Q2014
  - Gain on sales of SBA loans of $2.0 million vs. $1.6 million in 3Q15 and $926 thousand in 4Q14
  - Mortgage revenue of $3.3 million vs. $3.8 million in 3Q15 and $2.1 million in 4Q14

(1) Excludes merger-related and other non-operating charges of $9.1 million in 4Q15 and $5.7 million in 3Q15; see non-GAAP reconciliation tables

ucbi.com | 21

Fourth Quarter 2015 Highlights

United Community Banks, Inc.

Improving Quarterly Results	
Loan Growth	► Growth in Many Sectors of the Portfolio • Loan growth, excluding healthcare sale and acquisitions, of $162 million, or 11% annualized, from 3Q15 and $444 million year-to-date, or 10% • Strong loan production of $590 million vs. $452 million in 3Q15 and $401 million in 4Q14
Core Transaction Deposits	► $5.3 Billion – Growing Lower Cost Core Transaction Deposits (Excludes Time Deposits) • Increased $524 million (14%) from 4Q14 (excluding acquisitions) • Represents 70% of total customer deposits
Credit Quality	► Outstanding Credit Performance • Provision $300 thousand – decreased $400 thousand from 3Q15 and $1.5 million from 4Q14 • Net charge-offs to loans of 9bps (or .09%) - decreased 1bp from 3Q15 and 13bp from 4Q14 • NPAs were .29% of total assets vs. .29% in 3Q15 and .26% in 4Q14 • Allowance 1.14% (1.35% excluding mergers) of total loans vs. 1.15% (1.37% excluding mergers) at 3Q15 and 1.53% at 4Q14
Capital Ratios	► Solid and Well-Capitalized • Quarterly dividend of 6 cents per share • Tier I Common to Risk Weighted Assets of 11.5% and Tier I Leverage of 8.3% • Tier I Risk Based Capital of 11.5% and Total Risk Based Capital of 12.5%
Acquisitions	► Executing on Acquisitions and Integration in 2015 • Closed merger with Palmetto Bancshares, Inc. (The Palmetto Bank: “Palmetto”) on Sept. 1 ○ Completed systems conversion for Palmetto in February 2016 • Closed merger with MoneyTree Corporation (First National Bank: “FNB”) on May 1 ○ Completed systems conversion for FNB in July

ucbi.com | 22

ucbi.com | 23 $58.3 $57.6 $61.3 $65.7 $74.0 $42.1 $42.2 $45.1 $48.8 $56.5 $30.8 $30.5 $33.4 $35.4 $38.3 $14.6 $15.1 $17.2 $18.4 $20.8 $10 $20 $30 $40 $50 $60 $70 $80 4Q14 1Q15 2Q15 3Q15 4Q15 Net Interest Revenue Core Operating Expenses Core Earnings Core Fee Revenue Trends Core Earnings, Fee Revenue, and Operating Expenses Core Earnings $38.3 Million Up $2.9 million from 3Q15 and Up $7.5 million from 4Q14 ucbi.com | 23 4Q15 3Q15 4Q14 Salaries & Employee Benefits 32,603$ 3,044$ 6,426$ Communications & Equipment 4,735 772 1,582 Occupancy 4,666 653 1,218 FDIC Assessment 1,463 327 580 Advertising & Public Relations 978 166 176 Postage, Printing & Supplies 1,293 244 207 Professional Fees 3,331 663 1,297 Other Expense 7,408 1,844 2,910 Core Operating Expenses 56,477 7,713 14,396 Non-Core Operating Expenses (1) 9,011 3,506 9,173 Reported - GAAP 65,488$ 11,219$ 23,569$ Variance - Incr/(Decr) 4Q15 3Q15 4Q14 Overdraft Fees 3,872$ 568$ 936$ Interchange Fees 5,445 1,081 1,468 Other Service Charges 2,183 516 650 Total Service Charges and Fees 11,500 2,165 3,054 Mortgage Loan & Related Fees 3,290 (550) 1,179 Brokerage Fees 1,058 (142) (118) Gains from SBA Loan Sales 1,995 349 1,069 Other 2,913 486 1,019 Core Fee Revenue 20,756 2,308 6,203 Non-Core Fee Revenue (1) 528 679 258 Reported - GAAP 21,284$ 2,987$ 6,461$ Variance - Incr/(Decr) 4Q15 3Q15 4Q14 Net Interest Revenue 74,048$ 8,330$ 15,716$ Core Fee Revenue 20,756 2,308 6,203 Gross Revenue 94,804 10,638 21,919 Core Operating Expenses 56,477 7,713 14,396 Core Earnings 38,327 2,925 7,523 Non-Core Fee Revenue (1) 528 679 258 Non-Core Operating Expenses (1) (9,011) (3,506) (9,173) Provision for credit losses (300) 400 1,500 Income taxes (11,336) (177) (147) Reported - GAAP 18,208$ 321$ (39)$ Net Interest Margin 3.34% .08% .03 % Variance - Incr/(Decr) $ in t housands $ in thousands (1) See Non - GAAP Reconciliation Tables slide at the end of the exhibits for a reconciliation of core disclosures to GAAP disclosur es $ in thousands Core Operating Expenses Core Earnings (pre - tax, pre - credit) Core Fee Revenue M illions

ucbi.com | 24 $58.3 $57.6 $61.3 $65.7 $74.0 $35 $40 $45 $50 $55 $60 $65 $70 $75 4Q14 1Q15 2Q15 3Q15 4Q15 4.37% 4.16% 4.22% 2.21% 2.13% 2.29% .25% .17% .16% 0% 1% 2% 3% 4% 5% 4Q14 1Q15 2Q15 3Q15 4Q15 .16% .17% .16% .24% .22% .21% .12% .09% .09% .00% .05% .10% .15% .20% .25% .30% 4Q14 1Q15 2Q15 3Q15 4Q15 3.31% 3.31% 3.30% 3.26% 3.34% 3.00% 3.25% 3.50% Key Drivers of Net Interest Revenue / Margin ucbi.com | 24 Net Interest Revenue Key Drivers Net Interest Revenue & Margin Impacted By NET INTEREST REVENUE ► Full quarter impact of Palmetto’s loans and historically lower cost of deposits ► Current rising interest rate environment Millions Loan / Securities Pricing Customer Deposit Pricing (1) Loan Yields Investment Securities Yields - Taxable Average Rate on Interest Bearing Deposits (1) E xcludes brokered deposits CDs MMDA NOW

ucbi.com | 25 Balance Sheet Growth New Loans Funded and Advances (1) $ in millions ucbi.com | 25 4Q15 3Q15 4Q14 3Q15 4Q14 Atlanta 94.7$ 86.7$ 90.4$ 8.0$ 4.3$ Coastal Georgia 59.2 28.2 34.0 31.0 25.2 N. Georgia 61.0 58.1 54.1 2.9 6.9 North Carolina 27.6 28.2 33.1 (.6) (5.5) Tennessee 27.3 27.5 23.1 (.2) 4.2 Gainesville 21.5 11.7 14.3 9.8 7.2 South Carolina 68.3 16.1 7.5 52.2 60.8 Total Community Banks 359.6 256.5 256.5 103.1 103.1 Asset-based Lending 18.4 17.1 1.4 1.3 17.0 Commercial RE 47.5 57.5 17.0 (10.0) 30.5 Healthcare - 19.8 53.7 (19.8) (53.7) Middle Market 48.2 7.5 11.0 40.7 37.2 SBA 24.1 26.5 9.1 (2.4) 15.0 Builder Finance 19.2 21.4 - (2.2) 19.2 4Q15 3Q15 4Q14 3Q15 4Q14 Total Specialized Lending 157.4 149.8 92.2 7.6 65.2 Commercial & Industrial 160.5$ 94.8$ 116.0$ 65.7$ 44.5$ Owner Occupied CRE 84.4 51.4 56.0 33.0 28.4 Indirect Auto 73.0 45.7 52.4 27.3 20.6 Income Producing CRE 100.1 95.6 45.9 4.5 54.2 Total 590.0$ 452.0$ 401.1$ 138.0$ 188.9$ Commercial Constr. 16.3 8.3 6.0 8.0 10.3 Total Commercial 361.3 250.1 223.9 111.2 137.4 Residential Mortgage 34.7 41.4 32.7 (6.7) 2.0 Residential HELOC 41.6 44.5 36.9 (2.9) 4.7 Residential Construction 58.3 54.2 40.8 4.1 17.5 Consumer 94.1 61.8 66.8 32.3 27.3 Total 590.0$ 452.0$ 401.1$ 138.0$ 188.9$ Variance-Incr(Decr) Variance-Incr(Decr) (1) Represents new loans funded and net loan advances (net of payments on lines of credit) New Loans Funded and Advances $401.1 $422.8 $526.1 $452.0 $590.0 $350 $400 $450 $500 $550 $600 4Q14 1Q15 2Q15 3Q15 4Q15 New Loans Funded and Advances by Market New Loans Funded and Advances by Category

Balance Sheet Growth

Loan Mix



Billions
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
-
$4.11
$4.18
$4.33
$4.67
$6.00
2011
2012
2013
2014
2015
Commercial
Commercial construction
Income producing commercial real estate
Owner occupied commercial real estate
Commercial & industrial
Retail
Indirect auto
Residential HELOC
Residential mortgage
Residential construction
Consumer installment

Loans by Category in millions

	2011	2012	2013	2014	2015
Commercial C & I	$ 428	$ 458	$ 472	$ 710	$ 785
Owner-Occupied CRE	1,112	1,131	1,134	1,163	1,494
Income-Producing CRE	710	682	623	599	824
Commercial Constr.	164	155	149	196	342
Total Commercial	2,414	2,426	2,378	2,668	3,445
Residential Mortgage	835	829	875	866	1,029
Residential HELOC	300	385	441	466	598
Residential Construction	448	382	328	299	352
Consumer	113	115	111	104	115
Indirect Auto	-	38	196	269	456
Total Loans	$ 4,110	$ 4,175	$ 4,329	$ 4,672	$ 5,995

Loans by Region in millions

	2011	2012	2013	2014	2015	
North Georgia	$ 1,426	$ 1,364	$ 1,240	$ 1,163	$ 1,125	
Atlanta MSA	1,144	1,204	1,235	1,243	1,259	
North Carolina	597	579	572	553	549	
Coastal Georgia	346	400	423	456	537	
Gainesville MSA	265	261	255	257	254	
East Tennessee	256	283	280	280	504	(1)
South Carolina	-	-	4	30	819	(2)
Total Community Banks	4,034	4,091	4,009	3,982	5,047	
Specialized Lending	76	46	124	421	492	
Indirect Auto	-	38	196	269	456	(3)
Total Loans	$ 4,110	$ 4,175	$ 4,329	$ 4,672	$ 5,995	

(1) Includes $244 million from the acquisition of FNB on May 1, 2015
(2) Includes $733 million from the acquisition of Palmetto on September 1, 2015
(3) Includes $62.6 million from the acquisition of Palmetto on September 1, 2015

ucbi.com | 26

Balance Sheet Growth

Customer Deposit Mix

United COMMUNITY BANKS, INC.


$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
-
Billions
$5.92
$5.71
$5.78
$5.90
$7.53
2011
2012
2013
2014
2015
Time & Public
Public funds
Time (customer)
Core Transaction
Interest bearing core transaction
Non-interest bearing core transaction

Deposits
by Category
in millions

	2011	2012	2013	2014	2015
Non-Interest Bearing Core					
Demand Deposit	$ 955	$ 1,188	$ 1,311	$ 1,471	$ 2,089
Interest Bearing Core					
NOW	719	654	659	668	1,109
MMDA	1,030	1,145	1,218	1,259	1,584
Savings	198	226	250	292	469
Total Interest Bearing Core	1,947	2,025	2,127	2,219	3,162
Total Core Trans Deposits	2,902	3,213	3,438	3,690	5,251
Time (Customer)					
Less than $100,000	1,121	1,050	888	744	823
Greater than $100,000	1,012	674	557	479	428
Total Time	2,133	1,724	1,445	1,223	1,251
Public Funds	884	770	894	989	1,032
Brokered	179	245	412	425	347
Total Deposits	$ 6,098	$ 5,952	$ 6,189	$ 6,327	$ 7,881

Core Transaction Deposits – Growth
by Category & Region
in millions

	2011	2012	2013	2014	2015
Demand Deposit	$ 185	$ 232	$ 123	$ 161	$ 618
NOW	(84)	(65)	4	9	441
MMDA	150	115	73	41	325
Savings	15	29	24	41	177
Growth by Category	$ 266	$ 311	$ 224	$ 252	$ 1,561
Atlanta MSA	$ 102	$ 160	$ 75	$ 84	$ 223
North Georgia	81	41	62	90	158
North Carolina	27	47	42	35	63
Coastal Georgia	20	38	2	22	24
East Tennessee	21	9	4	8	234
Gainesville MSA	15	16	19	10	34 (1)
South Carolina	-	-	20	3	825 (2)
Growth by Region	$ 266	$ 311	$ 224	$ 252	$ 1,561

(1) Includes $247 million from the acquisition of FNB on May 1, 2015
(2) Includes $790 million from the acquisition of Palmetto on September 1, 2015

ucbi.com | 27

ucbi.com | 28 $1.95 $ 2.02 $2.13 $2.22 $3.16 $ 0.95 $1.19 $1.31 $1.47 $2.09 - $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 2011 2012 2013 2014 2015 in billions Non-interest bearing core transaction Interest bearing core transaction $2.90 $3.21 $3.44 $3.69 $5.25 ucbi.com | 28 High - Quality, Low - Cost Core Transaction Deposit Base 0.91% 0.50% 0.31% 0.25% 0.17% 0.00% 0.25% 0.50% 0.75% 1.00% 2011 2012 2013 2014 2015 Cost of Interest - Bearing Deposits Balance Sheet Growth Customer Deposit Mix

ucbi.com | 29 Credit and Lending Environment ucbi.com | 29 Granular Portfolio – Exposure and Industry Limits • Legal Lending Limit $ 242M • House Lending Limit 28M • Project Lending Limit 17M • Top 25 Relationships 395M STRUCTURE • Centralized underwriting and approval process for consumer credit • Distributed Regional Credit Officers (reporting to Credit) for commercial • Dedicated Special Assets team • Eight of the top twelve credit leaders recruited post - crisis PROCESS • Weekly Senior Credit Committee • Continuous external loan review • Monthly commercial asset quality review • Monthly retail asset quality review meetings POLICY • Continuous review and enhancements to credit policy • Quarterly reviews of portfolio limits and concentrations • Centralized consumer collections • Bi - weekly Potential NAL and NAL/ORE meetings • Quarterly criticized watch loan review meetings • Quarterly portfolio review meetings Consistent Underwriting Disciplined Credit Processes Concentration limits set for all segments of the portfolio

ucbi.com | 30 Credit Quality 4Q15 3Q15 2Q15 1Q15 4Q14 Net Charge-offs 1.3$ 1.4$ 1.0$ 2.6$ 2.5$ as % of Average Loans 0.09% 0.10% 0.08% 0.22% 0.22 % Allowance for Loan Losses 68.4$ 69.1$ 70.1$ 70.0$ 71.6$ as % of Total Loans 1.14% 1.15% 1.36% 1.46% 1.53 % as % of Total Loans, Excluding Merger 1.35 1.37 1.42 as % of NPLs 302 344 373 368 401 Past Due Loans (30 - 89 Days) 0.26% 0.27% 0.24% 0.25% 0.31 % Non-Performing Loans 22.6$ 20.0$ 18.8$ 19.0$ 17.9$ OREO 4.9 7.7 2.4 1.2 1.7 Total NPAs 27.5 27.7 21.2 20.2 19.6 Performing Classified Loans 127.5 136.0 115.7 121.7 128.4 Total Classified Assets 155.0$ 163.7$ 136.9$ 141.9$ 148.0$ as % of Tier 1 / Allowance 17% 18% 18% 20% 20 % Accruing TDRs 83.0$ 84.6$ 86.1$ 82.3$ 81.3$ As % of Original Principal Balance Non-Performing Loans 71.4% 70.3% 64.9% 72.0% 69.9 % OREO 34.2 45.8 46.6 56.6 54.1 Total NPAs as % of Total Assets 0.29 0.29 0.26 0.26 0.26 as % of Loans & OREO 0.46 0.46 0.41 0.42 0.42 $ in millions ucbi.com | 30

ucbi.com | 31 Market Share Opportunities ucbi.com | 31 (1) (2) (3) (1) (1) North Georgia $ 6.6 $ 2.2 9 22 37% 1 Atlanta, Georgia 60.8 2.4 10 36 4 6 Gainesville, Georgia 3.0 .3 1 5 12 4 Coastal Georgia 8.0 .3 2 7 3 9 Western North Carolina 11.8 1.0 1 19 8 4 East Tennessee 16.3 .6 2 12 4 5 Upstate South Carolina 21.0 1.1 4 26 5 7 Total Markets $ 127.5 $ 7.9 29 127 Market Deposits United Deposits Deposit Share Excellent Growth Opportunities Banks Offices Rank (1) FDIC deposit market share and rank as of June 30, 2015 for markets where United takes deposits. Data Source: FDIC. (2) Based on current quarter. (3) Excludes seven loan production offices $ in billions

ucbi.com | 32 Market Share Demographics ucbi.com | 32 3.35% 4.23% 4.96% 5.70% 6.38% 6.49% 6.91% 0% 1% 2% 3% 4% 5% 6% 7% 8% Knoxville, TN Cleveland, TN Asheville, NC Greenville, SC Atlanta, GA Gainesville, GA Savannah, GA Key MSA Growth Markets Projected Change 2016 - 2021 3.69% 3.82% 4.84% 4.93% 5.40% 0% 1% 2% 3% 4% 5% 6% United States Tennessee Georgia North Carolina South Carolina State Population Growth Projected Change 2016 – 2021 Source: SNL Financial

ucbi.com | 33 Liquidity ucbi.com | 33 Capacity 4Q15 3Q15 4Q14 vs 3Q15 vs 4Q14 WHOLESALE BORROWINGS Brokered Deposits (1) 615$ 347$ 517$ 425$ (170)$ (78)$ FHLB 550 430 200 270 230 160 Holding Company LOC 40 - - - - - Fed Funds 515 - 5 - (5) - Other Wholesale - 17 14 6 3 11 Total 1,720$ 794$ 736$ 701$ 58$ 93$ LONG-TERM DEBT Senior Debt 160$ 160$ 75$ -$ 85$ Trust Preferred Securities 6 6 55 - (49) Total Long-Term Debt 166$ 166$ 130$ -$ 36$ Cash 50$ 54$ 32$ (4)$ 18$ Loans / Deposits Loans 5,995$ 6,022$ 4,672$ (27)$ 1,323$ Core (DDA, MMDA, Savings) 5,251$ 5,246$ 3,690$ 5$ 1,561$ Public Funds 1,032 831 989 201 43 CD's 1,251 1,311 1,223 (60) 28 Total Deposits (excl Brokered) 7,534$ 7,388$ 5,902$ 146$ 1,632$ Loan to Deposit Ratio 80% 82% 79% Investment Securities Available for Sale -Fixed 1,648$ 1,435$ 1,114$ 213$ 534$ -Floating 643 665 669 (22) (26) Held to Maturity -Fixed 361 354 410 7 (49) -Floating 4 4 5 - (1) Total Investment Securities 2,656$ 2,458$ 2,198$ 198$ 458$ Floating as % of Total Securities 24% 27% 31% Wholesale Borrowings Holding Company Long - Term Debt / Cash Investment Securities (1) Estimated brokered deposit total capacity at 10% of assets $ in millions Loans / Deposits

ucbi.com | 34 Performing Classified Loans ucbi.com | 34 By Category $ in millions 4Q14 1Q15 2Q15 3Q15 4Q15 Commercial & Industrial 8$ 7$ 6$ 6$ 6$ Owner-Occupied CRE 46 44 40 42 40 Total Commercial & Industrial 54 51 46 48 46 Income-Producing CRE 20 20 19 30 30 Commercial Construction 4 3 3 3 1 Total Commercial 78 74 68 81 77 Residential Mortgage 32 30 30 36 31 Residential HELOC 5 6 6 7 7 Residential Construction 11 10 10 10 11 Consumer / Installment 2 2 2 2 2 Total Performing Classified 128$ 122$ 116$ 136$ 128$ Classified to Tier 1 + ALL 20% 20% 18% 18% 17% $128 $122 $116 $136 $128 $110 $130 $150 4Q14 1Q15 2Q15 3Q15 4Q15

ucbi.com | 35 $81.3 $82.3 $86.1 $84.6 $83.0 $75 $80 $85 $90 $95 $100 4Q14 1Q15 2Q15 3Q15 4Q15 TDRs ucbi.com | 35 $ in millions LOAN TYPE 4Q15(1) 3Q15 4Q14 4Q15 3Q15 4Q14 4Q15 3Q15 4Q14 Commercial & Industrial 2.8$ 3.5$ 25.3$ 0.1$ -$ 1.0$ 2.9$ 3.5$ 26.3$ Owner-Occupied CRE 30.8 31.6 17.4 1.3 1.2 0.5 32.1 32.8 17.9 Income-Producing CRE 15.4 14.1 2.7 .2 .3 .1 15.6 14.4 2.8 Commercial Construction 10.5 11.2 11.3 .1 .1 - 10.6 11.3 11.3 Total Commercial 59.5 60.4 56.7 1.7 1.6 1.6 61.2 62.0 58.3 Residential Mortgage 17.2 17.3 16.0 1.6 2.1 1.8 18.8 19.4 17.8 Residential HELOC .2 .5 .5 - - - 0.2 0.5 0.5 Residential Construction 5.2 5.7 7.9 .1 .3 .4 5.3 6.0 8.3 Consumer / Installment .9 .7 .2 .2 .1 - 1.1 0.8 0.2 Total TDRs 83.0$ 84.6$ 81.3$ 3.6$ 4.1$ 3.8$ 86.6$ 88.7$ 85.1$ Accruing Non-Accruing Total TDRs Accruing TDRs ► Accruing TDR past due 30 – 89 days = .51% ► 60% of accruing TDRs are pass credits (1) 66% of accruing TDR loans have an interest rate of 4% or greater

Lending & Credit Environment

United COMMUNITY BANKS, INC.

Commercial Construction Mix
in millions

	Outstanding	% of Category
Multi-Residential	$ 84	24.6 %
Land Develop - Vacant (Improved)	56	16.4
Retail Building	49	14.3
Commercial Land Development	32	9.3
Raw Land - Vacant (Unimproved)	31	9.1
Other Properties	30	8.8
Hotels / Motels	26	7.6
Warehouse	15	4.4
Restaurants / Franchise	10	2.9
Office Buildings	8	2.3
Assisted Living/Nursing Home/Rehab	1	0.3
Total Commercial Construction	$ 342	100.0 %

Commercial Real Estate Mix
in millions

	Outstanding			
	Owner-Occupied	Income-Producing	Total	% of Category
Office Buildings	$ 375	$ 208	$ 583	25.2 %
Retail Building	121	226	347	15.0
Other Properties	199	38	237	10.2
Warehouse	150	74	224	9.7
Churches	176	-	176	7.6
Convenience Stores	90	47	137	5.9
Hotels / Motels	-	86	86	3.7
Manufacturing Facility	66	17	83	3.6
Restaurants / Franchise Fast Food	53	26	79	3.4
Multi-Residential	-	67	67	2.9
Assisted Living / Nursing Home	62	5	67	2.9
Farmland	62	-	62	2.7
Golf Course / Country Club	40	-	40	1.7
Leasehold Property	16	8	24	1.0
Carwash	22	-	22	0.9
Automotive Service	13	7	20	0.9
Automotive Dealership	16	3	19	0.8
Daycare Facility	10	6	16	0.7
Funeral Home	15	-	15	0.6
Mobile Home Parks	-	6	6	0.3
Marina	5	-	5	0.2
Movie Theaters / Bowling / Rec	3	-	3	0.1
Total Commercial Real Estate	$ 1,494	$ 824	$ 2,318	100.0 %

Average Loan Size (in thousands)

- Commercial Construction $577
- Commercial RE:
  - Composite CRE 461
  - Owner-Occupied 410
  - Income-Producing 594

Commercial RE Characteristics

- 64% owner occupied
- Small business, doctors, dentists, attorneys, CPAs
- $17 million project limit

ucbi.com | 36

Experienced Proven Leadership

United
UNITED COMMUNITY BANKS, INC.®

- Over 40 years in banking
- Led company from $42 million in assets in 1989 to $9.6 billion today
- Trustee of Young Harris College
- Georgia Power Company Board Member
- GA Economic Developers Association Spirit of Georgia Award recipient

Jimmy C. Tallent
Chairman & CEO
Joined 1984



- Over 30 years in banking
- Responsible for overall banking, credit and operations
- Former Consultant and Special Assistant to the CEO and EVP of Commercial Banking for TD Bank Financial Group; and President & CEO of The South Financial Group

H. Lynn Harton
Board, President & COO
Joined 2012



- Over 35 years in banking
- Responsible for accounting, finance and reporting activities, M&A and investor relations
- Former CAO and Controller for State Street Corporation
- Former ABA Accounting Committee Chairman

Rex S. Schuette
EVP & CFO
Joined 2001



- Over 35 years in banking
- Responsible for 29 community banks with 127 branch offices
- Formerly of Riegel Textile Credit Union; President of Farmers and Merchants Bank
- Former Georgia Board of Natural Resources Board Chairman

Bill M. Gilbert
President, Community Banking
Joined 2000



- Over 20 years of experience in consumer and banking law
- Responsible for legal, enterprise risk management, and compliance
- Chairman of the Georgia Bankers Association Bank Counsel Section
- Member of the American Bankers Association Regional General Counsels

Bradley J. Miller
EVP, CRO & General Counsel
Joined 2007



- Over 25 years in banking
- Responsible for credit risk including credit underwriting, policy and special assets
- Former EVP & Executive Credit Officer for TD Bank, NA and Chief Credit Officer of The South Financial Group.

Robert A. Edwards
EVP & CCO
Joined 2015



- Over 24 years in lending
- Responsible for specialized lending
- Former SBA head: TD Bank and Carolina First's SBA programs; President of UPS Capital Business Credit
- Highly decorated Commander in the U.S. Naval Reserve Intelligence Program (retired)

Richard W. Bradshaw
President, Specialized Lending
Joined 2014



ucbi.com | 37

ucbi.com | 38 4Q15 3Q15 2Q15 1Q15 4Q14 Net Income Operating net income 23,800$ 21,726$ 19,989$ 17,670$ 18,247$ Merger-related and other charges (9,078) (5,744) (3,173) - - Tax benefit on merger-related and other charges 3,486 1,905 997 - - Net Income (GAAP) 18,208$ 17,887$ 17,813$ 17,670$ 18,247$ Earnings per Share Operating earnings per share 0.33$ 0.33$ 0.32$ 0.29$ 0.30$ Merger-related and other charges (0.08) (0.06) (0.04) - - Earnings per share (GAAP) 0.25$ 0.27$ 0.28$ 0.29$ 0.30$ Return on Assets Operating return on assets 0.99% 1.00% 1.00% 0.94% 0.96 % Merger-related and other charges (0.23) (0.18) (0.11) - - Return on assets (GAAP) 0.76% 0.82% 0.89% 0.94% 0.96 % Return on Tangible Common Equity Operating return on tangible common equity 10.87% 10.29% 10.20% 9.46% 9.74 % Effect of goodwill and intangibles (1.69) (0.75) (0.30) (0.12) (0.14) Return on tangible common equity 9.18 9.54 9.90 9.34 9.60 Effect of merger-related charges (2.16) (1.69) (1.07) - - Return on common equity (GAAP) 7.02% 7.85% 8.83% 9.34% 9.60 % Allowance as a % of Loans, Excluding Acquired Loans Allowance as a % of loans, excluding acquired loans 1.35% 1.37% 1.42% 1.46% 1.53 % Allowance coverage of loans acquired through merger (0.21) (0.22) (0.06) - - Allowance as a % of loans (GAAP) 1.14% 1.15% 1.36% 1.46% 1.53 % Non - GAAP Reconciliation Tables $ in thousands ucbi.com | 38

ucbi.com | 39 4Q15 3Q15 2Q15 1Q15 4Q14 Core Fee Revenue Core fee revenue 20,756$ 18,448$ 17,220$ 15,120$ 14,553$ Securities gains, net 378 325 13 1,539 208 Losses on prepayment of borrowings - (256) - (1,038) - Mark to market on deferred compensation plan assets 150 (220) 33 61 62 Non-core fee revenue 528 (151) 46 562 270 Fee revenue (GAAP) 21,284$ 18,297$ 17,266$ 15,682$ 14,823$ Core Operating Expense Core operating expense 56,477$ 48,764$ 45,135$ 42,191$ 42,081$ Foreclosed property expense (103) (22) 60 96 131 Severance 186 3 19 23 353 Reversal of litigation reserve (300) - - - (1,200) Loss share settlements - - - 690 492 Merger-related charges 3,109 5,744 3,173 - - Impairment charge on real estate held for future use 5,969 - - - - Mark to market on deferred compensation plan liability 150 (220) 33 61 62 Non-core operating expenses 9,011 5,505 3,285 870 (162) Operating expense (GAAP) 65,488$ 54,269$ 48,420$ 43,061$ 41,919$ Non - GAAP Reconciliation Tables $ in thousands ucbi.com | 39